UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 30, 2020, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the public offering of $250 million principal amount of EPO’s 2.800% senior notes due 2030 (“Reopened Senior Notes AAA”) and $1.0 billion principal amount of EPO’s 3.200% senior notes due 2052 (“Senior Notes DDD” and, together with the Reopened Senior Notes AAA, the “Notes”). The Reopened Senior Notes AAA represent a re-opening of an outstanding series of EPO’s senior notes. EPO originally issued $1.0 billion principal amount of Senior Notes AAA on January 15, 2020. The Reopened Senior Notes AAA will form a single series with the original notes of that series, will trade under the same CUSIP number, and will have the same terms as to status, redemption or otherwise as the original notes of that series. The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Guarantee” and together with the Notes, the “Securities”). Closing of the issuance and sale of the Securities is scheduled for August 7, 2020 (the “Closing”).

The offering of the Securities (the “Offering”) has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-230066 and 333-230066-01), as supplemented by the Prospectus Supplement dated July 30, 2020, relating to the Securities, filed with the United States Securities and Exchange Commission on July 31, 2020, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated March 5, 2019, the “Prospectus”).

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to customary conditions. The Underwriters are obligated to purchase all of the Notes if they purchase any of the Notes. The Partnership, EPO and EPOGP have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement also contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Prospectus provides that EPO expects to use the net proceeds from the Offering for (i) general company purposes, including for growth capital investments, and (ii) the repayment of debt (including the repayment of all or part of EPO’s $750 million principal amount of Senior Notes TT, at their maturity in February 2021). Certain of the Underwriters or their affiliates may hold EPO’s Senior Notes TT to be repaid with proceeds from the Offering and, accordingly, may receive a substantial portion of the net proceeds from the Offering. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The Securities are being issued under the Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (the “Base Indenture”), as amended and supplemented by (i) the Tenth Supplemental Indenture thereto, dated as of June 30, 2007, providing for EPO as successor issuer (the “Tenth Supplemental Indenture”) and (ii), in the case of the Reopened Senior Notes AAA, the Thirty-Fourth Supplemental Indenture thereto, dated as of January 15, 2020 (the “Thirty-Fourth Supplemental Indenture”), or, in the case of the Senior Notes DDD, the Thirty-Fifth Supplemental Indenture, to be dated as of August 7, 2020 (the “Thirty-Fifth Supplemental Indenture” and, together with the Tenth Supplemental Indenture and the Thirty-Fourth Supplemental Indenture, the “Supplemental Indentures”). The terms of the Securities, the Base Indenture and the Supplemental Indentures are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference and filed herewith as Exhibit 99.1. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture (which was filed under a Form 8-K on October 6, 2004), the Tenth Supplemental Indenture (which was filed under a Form 10-Q on August 8, 2007), the Thirty-Fourth Supplemental Indenture (which was filed under a Form 8-K on January 15, 2020) and the Thirty-Fifth Supplemental Indenture (which will be filed under a Form 8-K after the Closing).

On July 30, 2020, the Partnership issued a press release relating to the Offering, as contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 30, 2020, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Scotia Capital (USA) Inc. as representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Thirty-Fourth Supplemental Indenture, dated as of January 15, 2020, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed January 15, 2020).

99.1	Description of the Notes and Description of Debt Securities.

99.2	Press Release dated July 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: August 3, 2020	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President – Accounting, Risk Control and Information Technology of the General Partner

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer of the General Partner